UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 12, 2018

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by Ironwood Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission on June 12, 2018 (the “Original Report”). This Amendment No. 1 is being filed to provide a description of the compensation arrangements approved by the compensation and HR committee of the Company’s board of directors on May 1, 2019 in connection with Thomas A. McCourt’s appointment as president of the Company. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on April 1, 2019, the Company completed the separation of its soluble guanylate cyclase business, and certain other assets and liabilities, into a separate, independent publicly traded company. This separation was effected by means of a distribution of all of the outstanding shares of common stock of Cyclerion Therapeutics, Inc. (“Cyclerion”) through a dividend of Cyclerion’s common stock, with no par value, to Ironwood’s stockholders of record as of the close of business on March 19, 2019 (the entire transaction being referred to as the “Separation”).

Effective upon the Separation, Mr. McCourt became the president of the Company.  In connection with his appointment, Mr. McCourt’s base salary increased to $520,000 per year, retroactive to April 1, 2019, and his annual bonus target increased to 60% of his base salary, subject to achievement of individual and corporate goals. Mr. McCourt will also receive a grant of 45,704 stock options and 22,852 restricted stock units, each for shares of the Company’s Class A common stock and granted under and pursuant to the Company’s Amended and Restated 2010 Employee, Director and Consultant Equity Incentive Plan. Subject to Mr. McCourt’s continued employment with the Company, (i) such stock options will vest over four years as to 1/48th of the total shares on each monthly anniversary of the date of grant, and (ii) such restricted stock units will vest over four years as to 25% of the award on each approximate anniversary of the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: May 3, 2019	By:	/s/ Gina Consylman
		Name:	Gina Consylman
		Title:	Senior Vice President, Chief Financial Officer